EXHIBIT 32.1

CERTIFICATION of CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Skkynet Cloud Systems Inc. on Form 10-K for the year ended October 31, 2015 (the "Form 10-K") as filed with the Securities and Exchange Commission. Andrew S. Thomas, Chief Executive Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1.	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of Skkynet Cloud Systems Inc..

Dated: February 16, 2016	By:	/s/ Andrew S. Thomas
Andrew S. Thomas
Chief Executive Officer

This certification accompanies the Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.